UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2016

The Phoenix Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16517	06-1599088
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One American Row, Hartford, CT	06102-5056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(860) 403-5000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On May 10, 2016, The Phoenix Companies, Inc. issued a news release announcing the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 and related company matters and providing highlights from its first quarter 2016 financial results and certain first quarter 2016 operating highlights. A copy of this news release is furnished as Exhibit 99.1 to this report.

Item 9.01     Financial Statements and Exhibits.

(a)    Not applicable
(b)    Not applicable
(c)    Not applicable
(d)    Exhibits

The following exhibit is furnished herewith:

Exhibit
No.        Description

99.1        News release of The Phoenix Companies, Inc. dated May 10, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PHOENIX COMPANIES, INC.

Date: May 10, 2016	By:	/s/ Bonnie J. Malley
Name: Bonnie J. Malley
Title: Executive Vice President and Chief Financial Officer

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